Income Taxes	12 Months Ended
Sep. 30, 2015
Metu Brands, Inc [Member]
Income Taxes

Note 8 — Income Taxes

As of September 30, 2015, the Company had approximately $85,516 in post bankruptcy net operating loss carry forwards for federal income tax purposes which expire between 2015 and 2033.  Generally, these can be carried forward and applied against future taxable income at the tax rate applicable at that time. We are currently using a 15% effective tax rate for our projected available net operating loss carry-forward. However, as a result of potential stock offerings and stock issuance in connection with potential acquisitions, as well as the possibility of the Company not realizing its business plan objectives and having future taxable income to offset, the Company’s use of these NOLs may be limited under the provisions of Section 382 of the Internal Revenue Code of 1986, as amended.

Components of deferred tax assets and (liabilities) are as follows:

	2015	2014
Net operating loss carry forwards valuation available	$85,516	$23,235
Valuation Allowances	(29,075)	(3,485)
Deferred Tax Asset	29,075	3,485
Net Deferred Tax Asset	$-0-	$-0-

In accordance with FASB ASC 740 “Income Taxes”, valuation allowances are provided against deferred tax assets, if based on the weight of available evidence, some or all of the deferred tax assets may or will not be realized. The Company has evaluated its ability to realize some or all of the deferred tax assets on its balance sheet for the coming year and has established a valuation allowance in the amount of $29,075 at September 30, 2015 During the period ended September 30, 2015 the company did not utilize any of its NOL.